BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated June 17, 2016

to the Prospectus of the Fund, dated November 27, 2015 (as amended March 9, 2016)

Effective June 15, 2016, BlackRock (as defined below) has agreed contractually to: (i) reduce its management fee for the Fund; and (ii) cap net expenses of the Fund at lower levels for the Fund’s Investor A, Investor C and Institutional Shares. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, effective June 15, 2016, the Fund’s Prospectus is amended as follows:

The section entitled “Fund Overview — Key Facts About BlackRock Commodity Strategies Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 27 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-67 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares		Investor C Shares		Institutional Shares
Management Fees[3]	0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None
Other Expenses[4,5]	0.44%		0.34%		0.17%
Miscellaneous Expenses[4]	0.44%		0.34%		0.17%
Other Expenses of the Subsidiary[5]	—		—		—
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[6]	1.60%		2.25%		1.08%
Fee Waivers and/or Expense Reimbursements[7]	(0.35)%		(0.25)%		(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[7]	1.25%		2.00%		1.00%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	Management Fees have been restated to reflect current fees.

[4]	Miscellaneous Expenses have been restated to reflect current fees.

[5]	The Other Expenses of the BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”) were less than 0.01% for the most recent fiscal year.

[6]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees and Miscellaneous Expenses to reflect current fees.

[7]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 41, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.24% (for Investor A Shares), 1.99% (for Investor C Shares) and 0.99% (for Institutional Shares) through November 30, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$646	$971	$1,319	$2,297
Investor C Shares	$303	$679	$1,182	$2,566
Institutional Shares	$102	$336	$588	$1,310

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$203	$679	$1,182	$2,566

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

The third and fourth paragraphs of the section entitled “Management of the Funds — BlackRock” are deleted in their entirety and replaced with the following:

BlackRock serves as manager to the Fund pursuant to an investment advisory agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly.

Effective June 15, 2016, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.90%
$1 billion — $3 billion	0.85%
$3 billion — $5 billion	0.81%
$5 billion — $10 billion	0.78%
Greater than $10 billion	0.77%

Prior to June 15, 2016, the maximum annual management fees that could be paid to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	1.15%
$1 billion — $3 billion	1.08%
$3 billion — $5 billion	1.04%
$5 billion — $10 billion	1.00%
Greater than $10 billion	0.98%

Effective June 15, 2016, BlackRock has agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below and in the Fund’s fees and expenses table in the “Fund Overview” section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s operating expenses exceed a certain limit.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.24%
Investor C	1.99%
Institutional	0.99%

[1]	As a percentage of average daily net assets.

[2]	The contractual caps are in effect through November 30, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-CS-0616SUP

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